SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - December 19, 2003

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report)

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Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           On December 19, 2003, Union National Financial
           Corporation issued a press release announcing a stock repurchase program and trust preferred securities offering. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           (a)    Not Applicable.

           (b)    Not Applicable.

           (c)    Exhibits:
                  99.1     Press Release

Item 8.    Change in Fiscal Year.

           Not Applicable.

Item 9.    Regulation FD Disclosure.

           Not Applicable.

Item 12.   Results of Operations and Financial Condition.

           Not Applicable

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                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: December 19, 2003     /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer
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                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

99.1          Press Release             5

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                          EXHIBIT 99.1

                          Press Release

                          PRESS RELEASE

         Union National Financial Corporation Announces
        ________________________________________________

Stock Repurchase Program and Trust Preferred Securities Offering
_________________________________________________________________


Mount Joy, Pennsylvania, December 19, 2003. The Board of Directors of Union National Financial Corporation is pleased to announce the approval of a plan to purchase, in open market and privately negotiated transactions, up to 120,000 shares of its outstanding common stock. The Board of Directors believes that a repurchase of this type is in the best interests of Union National and its stockholders as a method to enhance longterm shareholder value.

Union National also announced the completion of the private sale of $8,000,000 of floating-rate trust preferred securities by Union National Capital Trust I, a wholly-owned subsidiary of Union National Financial Corporation. The floating-rate capital securities provide for quarterly distributions at a variable annual coupon rate, reset quarterly, based on 3-month LIBOR plus 2.85%. The securities will mature in January 2034 and are callable by Union National, subject to any required regulatory approval, at par, after 5 years. Sandler O'Neill & Partners, L.P. acted as the placement agent for the transaction. Union National plans to use the net proceeds from this offering for the repurchase of common stock mentioned above, for general corporate purposes, as well as contributions to Union National Community Bank to fund its operations and future growth.

In addition, Union National announced a change to the dividend payment schedule. Cash dividends, when declared by the Board of Directors, will be payable on the 20th day of February, May, August and November. Previously, dividends were paid on the 5th of those months.

Union National Community Bank, the wholly-owned subsidiary of Union National Financial Corporation, has been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, President/CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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